UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: June 15, 2011
PetSmart, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
19601 North 27th Avenue, Phoenix, Arizona 85027
(Address of Principal Executive Offices) (Zip Code)
(623) 580-6100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangement for Certain Officers
     (d) Effective June 15, 2011, the Board of Directors of PetSmart, Inc. (the “Company”) appointed Angel Cabrera, Ph.D. to the Company’s Corporate Governance and Nominating Committee. Dr. Cabrera was appointed to the Board effective December 9, 2010, and was re-elected to the Board by the Company’s stockholders at its Annual Stockholders Meeting held June 15, 2011. The Company previously filed a Form 8-K with the Securities and Exchange Commission concerning Dr. Cabrera’s initial election to the Board.
     (e) On June 15, 2011, PetSmart, Inc. held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) at which stockholders approved the PetSmart 2011 Equity Incentive Plan (the “2011 Plan”). The full text of the 2011 Plan is attached as Appendix A to PetSmart’s definitive proxy statement on Schedule 14A filed with the SEC on May 2, 2011, and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Annual Meeting of Stockholders of PetSmart, Inc. was held on June 15, 2011. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
     1. Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-votes
Angel Cabrera	95,630,930	87,874	183,994	7,819,956
Philip L. Francis	95,021,457	844,215	37,126	7,819,956
Rakesh Gangwal	95,732,179	97,930	72,686	7,819,956
Gregory P Josefowicz	94,074,649	1,755,573	72,579	7,819,956
Richard K. Lochridge	95,328,425	536,269	38,104	7,819,956
Robert F. Moran	95,538,454	324,957	39,387	7,819,956
Barbara A. Munder	95,245,499	618,305	38,994	7,819,956
Thomas G. Stemberg	93,514,496	2,350,283	38,019	7,819,956
In an uncontested election, nominees must receive a majority of the votes present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The stockholders elected all eight director nominees.
     2. Ratification of appointment of Deloitte & Touche LLP as our independent registered accounting firm.

Votes For	Votes Against	Abstentions	Broker Non-votes
102,516,459	1,119,781	83,514	0
     3. Approval of the PetSmart, Inc. 2011 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
72,095,419	22,618,721	1,188,658	7,819,956
     4. Advisory vote concerning executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-votes
89,158,180	5,716,328	1,028,290	7,819,956
     5. Advisory vote concerning the frequency of an advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstentions
85,135,031	186,809	9,611,788	969,170
     In light of the foregoing advisory vote on the frequency of an advisory vote on executive compensation, PetSmart, Inc. will hold an advisory vote on executive compensation annually, until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.
	By:	/s/ J. Dale Brunk
Dated: June 17, 2011		J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.1	PetSmart, Inc. 2011 Equity Incentive Plan (previously filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 2, 2011 and incorporated herein by reference)

10.2	Form of Nonstatutory Stock Option Agreement for 2011 Equity Incentive Plan

10.3	Form of Restricted Stock Agreement for 2011 Equity Incentive Plan

10.4	Form of Performance Share Unit Grant Notice and Performance Share Unit Agreement for 2011 Equity Incentive Plan